UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number          811-21969

                                             The GDL Fund

(Exact name of registrant as specified in charter)

One Corporate Center

                                   Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                 Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: March 31, 2018

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The GDL Fund

First Quarter Report — March 31, 2018

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Ryan N. Kahn, CFA	Gian Maria Magrini, CFA	Geoffrey P. Astle	Regina M. Pitaro,
Chief Investment Officer	Analyst BS, Babson College	Analyst BS, Fordham University	Analyst BS, Fairfield University	Managing Director, MBA, Columbia, Business School

To Our Shareholders,

For the quarter ended March 31, 2018, the net asset value (“NAV”) total return of The GDL Fund was (1.9)%, compared with a total return of 0.4% for the ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. The total return for the Fund’s publicly traded shares was (3.2)%. The Fund’s NAV per share was $11.27, while the price of the publicly traded shares closed at $9.32 on the New York Stock Exchange (“NYSE”).See below for additional performance information.

Enclosed is the schedule of investments as of March 31, 2018.

Comparative Results

Average Annual Returns through March 31, 2018 (a) (Unaudited)						Since Inception (01/31/07)
	Quarter	1 Year	3 Year	5 Year	10 Year
GDL Fund
NAV Total Return (b)	(1.91)%	(0.05)%	2.47%	3.00%	2.79%	2.72%
Investment Total Return (c)	(3.19)	(0.36)	2.56	2.37	3.14	1.61
ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index	0.35	1.11	0.53	0.34	0.34	0.79

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are not reinvested for the ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions.Since inception return is based on an initial offering price of $20.00.

The GDL Fund

Schedule of Investments — March 31, 2018 (Unaudited)

Shares		Market Value

	COMMON STOCKS — 66.7%
	Aerospace — 1.2%
30,000	Orbital ATK Inc.	$3,978,300
1,500	Rockwell Collins Inc.	202,275

		4,180,575

	Automotive: Parts and Accessories — 0.7%
15,100	Federal-Mogul Holdings Corp.†(a)	151,000
13,334	GKN plc	86,616
200,000	Haldex AB†	2,045,558

		2,283,174

	Building and Construction — 2.3%
3,000	ASH Grove Cement Co.	1,581,000
75,000	Cadus Corp.†	119,250
47,000	Johnson Controls International plc	1,656,280
40,000	Lennar Corp., Cl. B	1,907,600
125,600	Ply Gem Holdings Inc.†	2,712,960
2,000	USG Corp.†	80,840

		8,057,930

	Business Services — 0.4%
92,138	Clear Channel Outdoor Holdings Inc., Cl. A	451,476
87,000	exactEarth Ltd.†	70,567
511,000	Gerber Scientific Inc., Escrow†(a)	0
105,000	GrainCorp Ltd., Cl. A	683,065

		1,205,108

	Cable and Satellite — 3.7%
27,628	Liberty Global plc, Cl. A†	865,033
60,000	Liberty Global plc, Cl. C†	1,825,800
14,000	Liberty Latin America Ltd., Cl. A†	272,300
31,000	Liberty Latin America Ltd., Cl. C†	591,790
200,000	Sky plc	3,640,777
60,000	Time Warner Inc.	5,674,800

		12,870,500

	Computer Software and Services —17.8%
1,005,000	Aconex Ltd.†	6,013,018
463,800	Avigilon Corp.†	9,712,674
10,000	Business & Decision†	95,975
450,000	Callidus Software Inc.†	16,177,500
100,000	CommerceHub Inc., Cl. C†	2,249,000
275,000	CSRA Inc.	11,338,250
1,671	Dell Technologies Inc., Cl. V†	122,334
10,000	Digi International Inc.†	103,000
90,000	DST Systems Inc.	7,528,500
1,500	Fidessa Group plc	77,130
58,000	Gemalto NV	3,543,330
95,000	MuleSoft Inc., Cl. A†	4,178,100
5,000	RealDolmen	226,403
3,300	Rockwell Automation Inc.	574,860

		61,940,074

Shares		Market Value

	Diversified Industrial — 3.6%
400,000	Fenner plc	$3,417,700
304,603	General Cable Corp.	9,016,249
10,000	Myers Industries Inc.	211,500

		12,645,449

	Electronics — 1.4%
19,000	Alimco Financial Corp.†	245,575
85,900	Axis Communications AB	3,425,795
75,000	Bel Fuse Inc., Cl. A	1,237,500

		4,908,870

	Energy and Utilities — 1.3%
147,000	Alvopetro Energy Ltd.†	14,262
45,000	Endesa SA	990,298
460,000	Gulf Coast Ultra Deep Royalty Trust	29,440
43,000	Noble Energy Inc.	1,302,900
10,000	NRG Energy Inc.	305,300
30,000	Westar Energy Inc.	1,577,700
6,000	Whiting Petroleum Corp.†	203,040

		4,422,940

	Entertainment — 0.4%
2,000	SFX Entertainment Inc.†(a)	0
30,000	Tribune Media Co., Cl. A	1,215,300

		1,215,300

	Financial Services — 6.5%
14,000	AmTrust Financial Services Inc.	172,340
225,000	Blackhawk Network Holdings Inc.†	10,057,500
15,000	MoneyGram International Inc.†	129,300
50,000	Navient Corp.	656,000
6,290	Nordax Group AB	45,199
40,000	SLM Corp.†	448,400
5,000	Sterling Bancorp	112,750
100,000	Validus Holdings Ltd.	6,745,000
77,000	XL Group Ltd.	4,255,020

		22,621,509

	Food and Beverage — 8.7%
378,000	Blue Buffalo Pet Products Inc.†	15,048,180
7,000	Dr Pepper Snapple Group Inc.	828,660
500	Huegli Holding AG	479,080
20,000	Naturex†	3,297,609
2,619,000	Parmalat SpA	9,651,542
1,400,000	Premier Foods plc†	742,466
1,500,000	Yashili International Holdings Ltd.†	345,941

		30,393,478

	Health Care — 4.2%
115,000	Ablynx NV†	6,308,154
80,000	Akorn Inc.†	1,496,800
3,000	Allergan plc	504,870
71,000	AstraZeneca plc, ADR	2,482,870

See accompanying notes to schedule of investments.

The GDL Fund

Schedule of Investments (Continued) — March 31, 2018 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Health Care (Continued)
30,000	Cogentix Medical Inc.†	$115,500
40,000	Idorsia Ltd.†	958,996
3,600	Illumina Inc.†	851,112
200,000	Kindred Healthcare Inc.	1,830,000
78,000	Viralytics Ltd.†	100,945

		14,649,247

	Hotels and Gaming — 0.1%
27,000	Belmond Ltd., Cl. A†	301,050
1,000	Mantra Group Ltd.	3,018

		304,068

	Machinery — 0.4%
19,000	CNH Industrial NV	234,487
16,000	Xylem Inc.	1,230,720

		1,465,207

	Metals and Mining — 0.1%
75,001	Alamos Gold Inc., Cl. A	390,755
3,000	Osisko Gold Royalties Ltd.	28,967

		419,722

	Paper and Forest Products — 0.8%
66,000	KapStone Paper and Packaging Corp.	2,264,460
10,000	Smurfit Kappa Group plc	405,065

		2,669,525

	Publishing — 0.0%
10,000	Telegraaf Media Groep NV†(a)	73,827

	Real Estate — 1.3%
61,246	BUWOG AG	2,189,968
20,000	GGP Inc., REIT	409,200
216,000	Pure Industrial Real Estate Trust, REIT	1,347,957
8,000	Vastned Retail Belgium NV, REIT	559,117

		4,506,242

	Retail — 1.2%
340,000	Rite Aid Corp.†	571,200
78,500	Yoox Net-A-Porter Group SpA†	3,651,118

		4,222,318

	Semiconductors — 4.1%
15,000	AIXTRON SE†	289,310
40,000	Microsemi Corp.†	2,588,800
97,900	NXP Semiconductors NV†	11,454,300

		14,332,410

	Specialty Chemicals — 2.2%
25,772	A. Schulman Inc.	1,108,196
2,000	Ashland Global Holdings Inc.	139,580
55,000	Monsanto Co.	6,417,950

Shares		Market Value

8,900	SGL Carbon SE†	$125,389

		7,791,115

	Telecommunications — 3.0%
650,000	Asia Satellite Telecommunications Holdings Ltd.	575,613
65,000	CenturyLink Inc.	1,067,950
200,000	Koninklijke KPN NV	599,722
1,000	Loral Space & Communications Inc.†	41,650
58,000	Sprint Corp.†	283,040
119,600	Telenet Group Holding NV†	7,983,537

		10,551,512

	Transportation — 0.9%
70,000	Abertis Infraestructuras SA	1,569,317
100,000	Student Transportation Inc.	749,000
2,000	XPO Logistics Europe SA†	728,427

		3,046,744

	Wireless Communications — 0.4%
24,000	T-Mobile US Inc.†	1,464,960

	TOTAL COMMON STOCKS	232,241,804

	CLOSED-END FUNDS — 0.9%
42,000	Altaba Inc.†	3,109,680

	PREFERRED STOCKS — 0.0%
	Financial Services — 0.0%
2,968	Steel Partners Holdings LP, Ser. A, 6.000%	60,577

	RIGHTS — 0.2%
	Entertainment — 0.0%
225,000	Media General Inc., CVR†(a)	0

	Health Care — 0.2%
187,200	Adolor Corp., CPR, expire 07/01/19†(a)	0
79,391	Ambit Biosciences Corp., CVR†(a)	47,635
201,600	American Medical Alert Corp., CPR†(a)	2,016
229,178	Dyax Corp., CVR, expire 12/31/19†(a)	254,388
300,000	Innocoll, CVR†(a)	180,000
23,000	Ocera Therapeutics, CVR†(a)	8,970
100	Omthera Pharmaceuticals Inc., expire 12/31/20†(a)	0
206,000	Synergetics USA Inc., CVR†(a)	20,600
346,322	Teva Pharmaceutical Industries Ltd., CCCP, expire 02/20/23†(a)	0
11,000	Tobira Therapeutics Inc.†(a)	660

		514,269

	Retail — 0.0%
400,000	Safeway PDC, CVR†	4,000

	TOTAL RIGHTS	518,269

See accompanying notes to schedule of investments.

The GDL Fund

Schedule of Investments (Continued) — March 31, 2018 (Unaudited)

Shares		Market Value

	WARRANTS — 0.0%
	Metals and Mining — 0.0%
850	Hudbay Minerals Inc., expire 07/20/18†	$46

Principal Amount
	CORPORATE BONDS — 0.0%
	Health Care — 0.0%
$17,000	Constellation Health Promissory Note, PIK,
	5.000%, 01/31/24(a)(b)	7,310

	U.S. GOVERNMENT OBLIGATIONS — 32.2%
112,548,000	U.S. Treasury Bills,
	1.444% to 1.743%††,
	05/03/18 to 07/05/18(c)	112,198,682

	TOTAL INVESTMENTS BEFORE SECURITIES SOLD SHORT — 100.0%
	(Cost $349,931,922)	$348,136,368

Shares
	SECURITIES SOLD SHORT — (0.8)%
	Building and Construction — (0.6)%
32,500	Lennar Corp., Cl. A	$1,915,550

	Cable and Satellite — 0.0%
2,300	Sinclair Broadcast Group Inc., Cl. A	71,990

	Computer Software and Services — (0.2)%
6,754	salesforce.com Inc	785,490

	Financial Services — 0.0%
20,000	Melrose Industries plc	64,819

	TOTAL SECURITIES SOLD SHORT
	(Proceeds received $2,518,292)(d)	$2,837,849

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Payment-in-kind (“PIK”) security. 5.00% PIK interest income will be paid as additional securities at the discretion of the issuer.
(c)	At March 31, 2018, $76,798,000 of the principal amount was pledged as collateral for securities sold short, equity contract for difference swap agreements, and forward foreign exchange contracts.
(d)	At March 31, 2018, these proceeds were being held at Pershing LLC.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CCCP	Contingent Cash Consideration Payment
CVR	Contingent Value Right
CPR	Contingent Payment Right
REIT	Real Estate Investment Trust

Geographic Diversification	% of Total Investments*	Market Value

Long Positions
North America	72.4%	$252,018,543
Europe	21.9	76,231,064
Latin America	3.8	13,086,715
Asia/Pacific	1.9	6,800,046

Total Investments — Long Positions	100.0%	$348,136,368

Short Positions
North America	(0.8)%	$(2,773,030)
Europe	(0.0) **	(64,819)

Total Investments — Short Positions	(0.8)%	$(2,837,849)

*	Total investments exclude securities sold short.
**	Amount represents greater than (0.05)%.

As of March 31, 2018, forward foreign exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	7,359,056	SEK	60,400,000	State Street Bank and Trust Co.	04/27/18	$110,748
USD	47,995,528	EUR	38,600,000	State Street Bank and Trust Co.	04/27/18	405,342
USD	5,771,528	AUD	7,500,000	State Street Bank and Trust Co.	04/27/18	11,076
USD	7,796,113	GBP	5,500,000	State Street Bank and Trust Co.	04/27/18	70,403

						$597,569

See accompanying notes to schedule of investments.

The GDL Fund

Schedule of Investments (Continued) — March 31, 2018 (Unaudited)

As of March 31, 2018, equity contract for difference swap agreements outstanding were as follows:

Market Value Appreciation Received	One Month LIBOR Plus 90 bps plus Market Value Depreciation Paid	Counterparty	Payment Frequency	Termination Date	Notional Amount	Value	Upfront Payments/ Receipts	Unrealized Appreciation/ Depreciation
Euler Hermes Group SA	Euler Hermes Group SA	The Goldman Sachs Group, Inc.	1 month	11/29/2018	$2,997,108	$271	—	$ 271
Premier Foods plc	Premier Foods plc	The Goldman Sachs Group, Inc.	1 month	04/02/2019	201,628	(102)	—	(102)

								$ 169

See accompanying notes to schedule of investments.

The GDL Fund

Notes to Schedule of Investments (Unaudited)

As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its schedule of investments. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of March 31, 2018 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 3/31/18
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Automotive: Parts and Accessories	$ 2,132,174	—	$151,000	$ 2,283,174
Business Services	1,134,541	$ 70,567	0	1,205,108
Computer Software and Services	55,927,056	6,013,018	—	61,940,074
Electronics	4,663,295	245,575	—	4,908,870
Entertainment	1,215,300	—	0	1,215,300
Publishing	—	—	73,827	73,827
Other Industries (a)	160,615,451	—	—	160,615,451
Total Common Stocks	225,687,817	6,329,160	224,827	232,241,804
Closed-End Funds	3,109,680	—	—	3,109,680
Preferred Stocks (a)	60,577	—	—	60,577
Rights (a)	—	4,000	514,269	518,269
Warrants (a)	46	—	—	46
Corporate Bonds (a)	—	—	7,310	7,310
U.S. Government Obligations	—	112,198,682	—	112,198,682
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$228,858,120	$118,531,842	$746,406	$348,136,368
LIABILITIES (Market Value):
Common Stocks Sold Short (a)	$ (2,837,849)	—	—	$ (2,837,849)
TOTAL INVESTMENTS IN SECURITIES - LIABILITIES	$ (2,837,849)	—	—	$ (2,837,849)
OTHER FINANCIAL INSTRUMENTS:*
ASSETS (Unrealized Appreciation):
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	$ 597,569	—	$ 597,569
EQUITY CONTRACTS
Contract for Difference Swap Agreements	—	271	—	271
LIABILITIES (Unrealized Depreciation):
EQUITY CONTRACTS
Contract for Difference Swap Agreements	—	(102)	—	(102)
TOTAL OTHER FINANCIAL INSTRUMENTS:	—	$ 597,738	—	$ 597,738

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Merger Arbitrage Risk. The principal risk associated with the Fund’s investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated or be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of its assets to seek short term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at March 31, 2018, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. Equity contract for difference swap agreements at March 31, 2018 are presented within the Schedule of Investments.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at March 31, 2018 are presented within the Schedule of Investments.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. At March 31, 2018, the Fund did not hold any written options contracts.

The following table summarizes the net unrealized appreciation/(depreciation) of derivatives held at March 31, 2018 by primary risk exposure:

Asset Derivatives:	Net Unrealized Appreciation/ (Depreciation)

Forward Foreign Exchange Contracts	$597,569

Equity Contract for Difference Swap Agreements	271

Total	$597,840

Liability Derivatives:

Forward Foreign Exchange Contracts	—

Equity Contract for Difference Swap Agreements	$(102)

Total	$(102)

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short at March 31, 2018 are reflected within the Schedule of Investments.

Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. At March 31, 2018, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was approximately 1 basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At March 31, 2018, the Fund did not hold restricted securities.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Ryan N. Kahn, CFA, is an analyst dedicated to the Gabelli merger arbitrage portfolios, specifically to our U.S. open and closed-end funds. He joined the team in 2013 after working as a generalist in the research department. Mr. Kahn earned a Bachelor of Science in Business Management from Babson College.

Gian Maria Magrini, CFA, is an analyst dedicated to the Gabelli merger arbitrage portfolios, specifically to our U.S. open and closed-end funds. He joined the team in 2013 after serving various roles in the operations and research departments. Mr. Magrini earned a Bachelor of Science in Finance from Fordham University.

Geoffrey P. Astle is involved in the analytics and foreign and domestic trading for the Gabelli merger arbitrage portfolios, specifically to our U.S. open and closed end funds. He has been associated in this capacity since 2007. Mr. Astle earned a Bachelor of Science in both Finance and Marketing from Fairfield University.

Regina M. Pitaro is a Managing Director and Head of Institutional Marketing at GAMCO Investors, Inc. Ms. Pitaro joined the firm in 1984 and coordinates the organization’s focus with consultants and plan sponsors. She also serves as a Managing Director and Director of GAMCO Asset Management, Inc., and also serves as a portfolio manager for Gabelli Funds, LLC. Ms. Pitaro holds an MBA in Finance from the Columbia University Graduate School of Business, a Master’s degree in Anthropology from Loyola University of Chicago, and a Bachelor’s degree from Fordham University.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDLX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Clarence A. Davis

Former Chief Executive Officer,

Nestor, Inc.

Arthur V. Ferrara

Former Chairman &

Chief Executive Officer,

Guardian Life Insurance

Company of America

Leslie F. Foley

Attorney

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Edward T. Tokar

Former Chief Executive Officer of Allied

Capital Management, LLC, and

Vice President of Honeywell International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Peter M. Baldino

Assistant Vice President & Ombudsman

Carter W. Austin

Vice President

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND

REGISTRAR

American Stock Transfer and

Trust Company

GDL Q1/2018

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The GDL Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	5/24/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	5/24/18

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	5/24/18

* Print the name and title of each signing officer under his or her signature.